UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2022

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2022, the Board of Directors (the “Board”) of Tanger Factory Outlet Centers, Inc. (the “Company”) appointed Michael Bilerman as the Company’s Executive Vice President, Chief Financial Officer and Chief Investment Officer, effective upon his commencement of employment which is expected to be in the fourth quarter of 2022 (the “Effective Date”). In connection with such appointment, Mr. Bilerman was also designated as the Company’s principal financial officer, effective on the Effective Date. In addition, as of the Effective Date, Thomas J. Guerrieri, Jr. will no longer serve as the Company’s principal financial officer, but will remain the Company’s principal accounting officer.

Mr. Bilerman, 46, joins the Company from Citigroup Inc. (“Citi”) where he led Citi’s global real estate investment research franchise as a Managing Director from January 2008 to the present and in other leadership capacities since 2004. Prior to Citi, Mr. Bilerman worked at Goldman Sachs in real estate investment banking and then in real estate equity research from 1998 to 2004. Mr. Bilerman received a Bachelor of Commerce from McGill University with a double major in finance and strategic management.

In connection with his appointment, the Company has entered into an offer letter with Mr. Bilerman setting forth the initial terms of his employment with the Company (the “Offer Letter”) The Offer Letter provides that Mr. Bilerman will be entitled to an initial base salary of $500,000 and, starting in 2023, the opportunity to earn an annual cash performance bonus targeted at an amount equal to 100% of Mr. Bilerman’s annual base salary, with a stretch bonus opportunity equal to 150% of his annual base salary. For 2023, Mr. Bilerman will receive an annual base salary of no less than $500,000 and an annual cash bonus no less than 100% of his annual base salary, subject to the Company achieving target performance as determined by the Board or compensation committee thereof.

Mr. Bilerman is entitled to receive a one-time sign-on cash bonus in the amount of $1,000,000, which will be paid within 30 days of Mr. Bilerman’s start date, subject to his continued employment through the payment date. The sign-on bonus is subject to repayment by Mr. Bilerman in the event he resigns without “good reason” or the Company terminates his employment for “cause” (each as defined in the Severance Plan (as defined below)) in the two years following his start date. Such repayment obligation applies to 100% of the sign-on bonus in the event of any such termination in the first year following the start date and to 50% of the sign-on bonus in the event of any such termination in the second year following his start date.

Mr. Bilerman will receive options to purchase 250,000 shares of the Company’s common shares on or shortly following his start date, with 60% of the shares underlying the option vesting on the third anniversary of the start date, 20% vesting on the fourth anniversary of the start date, and 20% vesting on the fifth anniversary of the start date, in each case, subject to his continued employment through the applicable vesting date. Vested options will become exercisable on and after the date the fair market value of the common shares underlying the options is at least equal to 110% of the exercise price of the options. In addition, Mr. Bilerman will receive a restricted share award with an aggregate grant date value of $2,500,000. Such restricted share award will vest as to 50% of the shares underlying the award on the second anniversary of his start date, 25% on the third anniversary of the start date and 25% on the fourth anniversary of the start date, in each case, subject to Mr. Bilerman’s continued employment through the applicable vesting date. Each equity grant will be subject to the terms of the Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (as amended and restated on April 4, 2014), as amended, and an applicable award agreement. Beginning in 2023, Mr. Bilerman will be eligible for an annual long term incentive plan award with a value equal to $1,500,000, as determined by the Board and compensation committee thereof in its discretion.

Mr. Bilerman will be eligible to participate in the customary employee benefit plans or programs of the Company generally available to the Company’s full-time employees as well as the Tanger Factory Outlet Centers, Inc. Executive Severance and Change of Control Plan, as may be amended from time to time (the “Severance Plan”).

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “forecast” or similar expressions, and include the Company’s expectations regarding Mr. Bilerman’s start date.

You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other important factors which are, in some cases, beyond our control and which could materially affect our actual results, performance or achievements. Important factors which may cause actual results to differ materially from current expectations include, but are not limited to the important factors set forth under Item 1A - “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission ("SEC"). Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes or related subjects in the Company’s Current Reports on Form 8-K that the Company files with the SEC.

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2022

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ Chad D. Perry
Chad D. Perry
Executive Vice President, General Counsel and Secretary